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                                                                 EXHIBIT 23(1)



                        CONSENT OF INDEPENDENT AUDITORS



Solutia Inc.:

      We consent to the incorporation by reference in this Registration Statement of Solutia Inc. on Form S-8 of our reports dated February 25, 1998 (which include an explanatory paragraph as to a change in method of accounting), appearing in and incorporated by reference in your Annual Report on Form 10-K for the year ended December 31, 1997.


/s/ Deloitte & Touche

DELOITTE & TOUCHE LLP


Saint Louis, Missouri
March 13, 1998



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